Exhibit 99.1

For MIPS Technologies: Investor Contact: Maury Austin +1 408-530-5200 ir@mips.com	For Starboard Value: Peter Feld, (212) 201-4878 Gavin Molinelli, (212) 201-4828 www.starboardvalue.com

Media Contacts:
Jen Bernier-Santarini
+1 408-530-5178
jenb@mips.com

Matt Sherman / Tim Lynch
Joele Frank, Wilkinson Brimmer Katcher
+ 1 212-355-4449

MIPS Technologies and Starboard Reach Agreement

MIPS to Add Two New Independent Members to Expanded Board

Starboard Agrees to Support All MIPS Director Nominees
at 2011 Annual Meeting of Stockholders

SUNNYVALE, Calif., October 24, 2011 – MIPS Technologies, Inc. (NASDAQ: MIPS) (“MIPS” or “the Company”), a leading provider of industry-standard processor architectures and cores for digital home, networking and mobile applications, today announced it has reached an agreement with Starboard Value LP and its affiliates (“Starboard”), which beneficially owns approximately 9.9% of the outstanding shares of MIPS’ common stock.

Under the agreement, MIPS has agreed to nominate to the MIPS Board two new directors recommended by Starboard, who are not employees of MIPS or Starboard. The nominations will be submitted for stockholder approval at the Company’s 2011 Annual Meeting. One of the new nominees will serve as a Class II director, with a one-year term expiring at MIPS’ 2012 Annual Meeting of Stockholders, and the other new nominee will serve as a Class III director, with a two-year term expiring at MIPS’ 2013 Annual Meeting of Stockholders. With the addition of the two new director nominees, the MIPS Board will be expanded to nine directors, comprised of eight independent directors and Sandeep Vij, MIPS’ President and Chief Executive Officer, effective upon conclusion of the 2011 Annual Meeting.

In connection with the agreement, Starboard has withdrawn its nomination of director candidates to the MIPS Board and has agreed to vote all of its shares in favor of each of the Board’s nominees at the 2011 Annual Meeting, and for each other proposal to come before the 2011 Annual Meeting in accordance with the Board’s recommendation.

“We are pleased to have worked constructively with Starboard to reach this agreement,” said Sandeep Vij, President and Chief Executive Officer of MIPS Technologies. “Our Board and management team are committed to creating value for all MIPS stockholders. We are focused on building upon MIPS’ strong position in the digital home and networking markets, continuing our expansion into mobile, and capitalizing on our robust worldwide patent portfolio. We look forward to benefiting from the collective experience of our two new directors to build an even stronger future for MIPS and our stockholders.”

“We are pleased to have had productive conversations with management and the Board, and believe the two new members of the MIPS Board will each make substantial contributions to the MIPS Board,” said Jeffrey C. Smith, Chief Executive Officer of Starboard. “MIPS has strong customer relationships, a valuable portfolio of patent properties, and a team of talented and dedicated employees. The Company’s technology powers some of the world’s most popular products in its target markets. We look forward to continuing to work constructively with the Company and the Board to help enhance value for all stockholders.”

The Company’s 2011 Annual Meeting has been scheduled for December 7, 2011 at 2:00 p.m. (Pacific Time) at MIPS’ headquarters at 955 East Arques Avenue, Sunnyvale, California  94085. MIPS stockholders of record as of October 11, 2011 will be entitled to notice of and to vote at the Annual Meeting. Further details regarding the 2011 Annual Meeting, including the agreement between MIPS and Starboard, and the two Starboard nominees to be nominated to the Board, will be included in the Company’s definitive proxy materials, which will be filed with the Securities and Exchange Commission (“SEC”).

The complete agreement between MIPS and Starboard will be included as an exhibit to the Company’s Current Report on Form 8-K which will be filed with the SEC.

About MIPS Technologies, Inc.
MIPS Technologies, Inc. (NASDAQ: MIPS) is a leading provider of industry-standard processor architectures and cores for digital home, networking and mobile applications. The MIPS architecture powers some of the world's most popular products, including broadband devices from Linksys, DTVs and digital consumer devices from Sony, DVD recordable devices from Pioneer, digital set-top boxes from Motorola, network routers from Cisco, 32-bit microcontrollers from Microchip Technology and laser printers from Hewlett-Packard. Founded in 1998, MIPS Technologies is headquartered in Sunnyvale, California, with offices worldwide. For more information, contact (408) 530-5000 or visit www.mips.com.

About Starboard Value
Starboard Value is a New York-based investment adviser with a focused and differentiated fundamental approach to investing in publicly traded US small cap companies. The investment team has a successful track record of generating significant alpha for investors using their expertise in shareholder activism.

Forward Looking Statements
This press release may contain forward-looking statements. Statements that are not historical or current facts, including statements about beliefs and expectations are forward-looking statements. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated, including those identified under “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended June 30, 2011, and updated in our subsequent reports filed with the SEC. These reports are available in the Investor Relations section of our website at www.mips.com and at the SEC website at www.sec.gov. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update them in light of new information or future events.

Additional Information and Where to Find It
MIPS Technologies, Inc. (the “Company”), its directors and certain executive officers may become participants in the solicitation of proxies from stockholders in connection with the Company’s 2011 Annual Meeting of Stockholders (the “Annual Meeting”). The Company filed a preliminary proxy statement with the SEC on October 11, 2011 (the "Preliminary Proxy Statement") and plans to file a definitive proxy statement with the SEC in connection with the solicitation of proxies for the Annual Meeting (the “2011 Proxy Statement”).

Sandeep Vij, Kenneth L. Coleman, Fred M. Gibbons, Robert R. Herb, William M. Kelly, Robin L. Washington and Frederick D. Weber, all of whom are members of the Company’s Board of Directors, and Maury Austin, the Company’s CFO and Gail Shulman, the Company’s General Counsel, may become participants in the Company’s solicitation. None of such participants owns in excess of 1% of the Company’s outstanding common stock. Additional information regarding the interests of such participants has been included in the Preliminary Proxy Statement and will be included in the 2011 Proxy Statement and other relevant documents to be filed with the SEC in connection with the Annual Meeting.

Promptly after filing its definitive 2011 Proxy Statement with the SEC, the Company will provide access to or a copy of the definitive 2011 Proxy Statement and a proxy card to each stockholder entitled to vote at the Annual Meeting. STOCKHOLDERS ARE URGED TO READ THE 2011 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, copies of the definitive 2011 Proxy Statement and any other documents filed by the Company with the SEC in connection with the Annual Meeting at the SEC’s website (http://www.sec.gov), at the Company’s website (http://www.mips.com/) or by writing to the Corporate Secretary, MIPS Technologies, Inc., 955 East Arques Avenue, Sunnyvale, California 94085.

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MIPS is a trademark or registered trademark in the United States and other countries of MIPS Technologies, Inc. All other trademarks referred to herein are the property of their respective owners.